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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            THE GORMAN-RUPP COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            ROBERT E. KIRKENDALL, SECRETARY AND ASSISTANT TREASURER
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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                            THE GORMAN-RUPP COMPANY

                                MANSFIELD, OHIO

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

     The Annual Meeting of the shareholders of The Gorman-Rupp Company will be held at the Company's Training Center, 270 West 6th Street, Mansfield, Ohio, on Thursday, April 22, 1999 at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and acting upon:

     1. A proposal to fix the number of Directors of the Company at eight and to elect eight Directors to hold office until the next annual meeting of shareholders and until their successors are elected;

     2. A proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent public accountants for the Company during the year ending December 31, 1999; and

     3. Such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Shares of record at the close of business on March 10, 1999 are the only shareholders entitled to notice of and to vote at the Meeting.

     PLEASE PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                                       By Order of the Board of Directors

                                       ROBERT E. KIRKENDALL
                                       Secretary and Assistant Treasurer

March 19, 1999

                                PROXY STATEMENT

                                 MARCH 19, 1999

                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished to shareholders of The Gorman-Rupp Company in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of the shareholders to be held at the Company's Training Center, 270 West 6th Street, Mansfield, Ohio, at 10:00 a.m., Eastern Daylight Time, on Thursday, April 22, 1999. Holders of Common Shares of record at the close of business on March 10, 1999 are the only shareholders entitled to notice of and to vote at the Meeting.

     A shareholder, without affecting any vote previously taken, may revoke his proxy by the execution and delivery to the Company of a later proxy with respect to the same shares, or by giving notice to the Company in writing or in open meeting. The presence at the Meeting of the person appointing a proxy does not in and of itself revoke the appointment.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of March 10, 1999, the record date for the determination of persons entitled to vote at the Meeting, there were 8,572,016 Common Shares outstanding. Each Common Share is entitled to one vote.

     The mailing address of the principal executive offices of the Company is 305 Bowman Street, Mansfield, Ohio 44903. This Proxy Statement and accompanying proxy are being mailed to shareholders on or about March 19, 1999.

     If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for the holding of the Meeting, that such shareholder desires that the voting for the election of Directors be cumulative, and if announcement of the giving of such notice is made upon the convening of the Meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election. Under cumulative voting, a shareholder controls voting power equal to the number of votes which he otherwise would have been entitled to cast multiplied by the number of Directors to be elected. All of such votes may be cast for a single nominee or may be distributed among any two or more nominees as he may desire. If cumulative voting is invoked, and unless contrary instructions are given by a shareholder who signs a proxy, all votes represented by such proxy will be divided evenly among the candidates nominated by the Board of Directors, except that if so voting should for any reason not be effective to elect all of the nominees named in this Proxy Statement, then such votes will be cast so as to maximize the number of the Board of Directors' nominees elected to the Board.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     All Directors will be elected to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that proxies received will be voted in favor of fixing the number of Directors at eight and for the election of the nominees named below. Each of the nominees, except Mr. Walston, is presently a Director of the Company. Dr. Lake and Mr. Watson have been selected as nominees at the request of the Rupp family interests. Mr. Jeffrey S. Gorman is the son of Mr. James C. Gorman.

     In the event that any of the nominees should become unavailable, which the Board of Directors does not anticipate, it is intended that the proxies will be voted in favor of fixing the number of Directors at a lesser number or for a substitute nominee or nominees designated by the Board of Directors, in the discretion of the persons appointed as proxy holders. The proxies may be voted cumulatively for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

     Based upon information received from the respective nominees as of February 1, 1999, the following information is furnished with respect to each person nominated for election as a Director.

                                                           SHARES OWNED
                                              DIRECTOR     BENEFICIALLY   PERCENT OF
              NAME, AGE AND                 CONTINUOUSLY    AT FEB. 1,    OUTSTANDING
         PRINCIPAL OCCUPATION(1)               SINCE         1999(2)        SHARES
         -----------------------            ------------   ------------   -----------
James C. Gorman                                 1946         715,189(3)      8.33%
  Chairman of the Company.
  Chief Executive Officer
  (1968-1996).
  Age: 74
William A. Calhoun                              1969           4,769            *
  Retired. Formerly Senior Partner;
  Calhoun, Kademenous & Heichel Co.,
  L.P.A.; Mansfield, Ohio (Attorneys).
  Age: 84

                                                           SHARES OWNED
                                              DIRECTOR     BENEFICIALLY   PERCENT OF
              NAME, AGE AND                 CONTINUOUSLY    AT FEB. 1,    OUTSTANDING
         PRINCIPAL OCCUPATION(1)               SINCE         1999(2)        SHARES
         -----------------------            ------------   ------------   -----------
Jeffrey S. Gorman                               1989         400,826(4)      4.67%
  President and Chief Executive Officer of
  the Company; General Manager of the
  Company's Mansfield Division. Senior
  Vice President (1996-1998); Vice
  President (1991-1996).
  Age: 46
Thomas E. Hoaglin                               1993(5)        3,250(6)         *
  Chairman and Chief Executive
  Officer, Banc One Services
  Corporation (1997-1999).
  Chairman and Chief Executive
  Officer, Banc One Ohio
  Corporation (1993-1997).
  Age: 49
Dr. Peter B. Lake                               1975          11,194(7)         *
  President, SRI Quality System
  Registrar, Inc. (Wexford, Penn-
  sylvania).
  Age: 56
W. Wayne Walston                                  --             400(8)
  Vice President-External Affairs, Sprint
  Corporation/North Central;
  Mansfield, Ohio
  (Telecommunications).
  Age: 56
John A. Walter                                  1989           3,870(9)         *
  Retired May 1, 1998. Formerly Presi-
  dent (beginning 1989) and Chief Ex-
  ecutive Officer (beginning 1996) of the
  Company. Chief Operating
  Officer (1993-1996).
  Age: 65

                                                           SHARES OWNED
                                              DIRECTOR     BENEFICIALLY   PERCENT OF
              NAME, AGE AND                 CONTINUOUSLY    AT FEB. 1,    OUTSTANDING
         PRINCIPAL OCCUPATION(1)               SINCE         1999(2)        SHARES
         -----------------------            ------------   ------------   -----------
James R. Watson                                 1989           1,016(10)        *
  Director of Digital Services, Argus
  Images, Inc.; Owner of Print's Appeal;
  Mansfield, Ohio (Digital Printing and
  Design).
  Age: 51

---------------

  * Represents less than 1% of the outstanding shares.

(1) Except as otherwise indicated, there has been no change in occupation during the past five years.

(2) Reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of a security if he has or shares voting power or investment power in respect of such security. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with the Commission's reporting requirements. Voting power or investment power with respect to shares reflected in the table are not shared with others except as otherwise indicated.

(3) Includes 230,250 shares owned by Mr. Gorman's wife and 73,810 shares held in a trust of which Mr. Gorman is a co-trustee. Mr. Gorman has a beneficial interest in 54,472 of the shares held in the trust, considers that he shares the voting and investment power with respect to all of the foregoing shares, but otherwise disclaims any beneficial interest therein. The amount shown in the table excludes 839,331 shares beneficially owned by members of Mr. Gorman's immediate family and 230,892 shares held in trusts of which he and members of his family have beneficial interests. (54,472 of these trust shares are the same shares described above.) Mr. Gorman disclaims beneficial ownership of all of the shares referred to in this note (3).

(4) Includes 26,286 shares owned by Mr. Gorman's wife and 85,464 shares owned by his minor children. Mr. Gorman considers that he shares the voting and investment power with respect to all of the foregoing shares, but otherwise disclaims any beneficial interest therein. The amount shown in the table excludes 38,281 shares held in a trust in which Mr. Gorman has a beneficial interest. Mr. Gorman disclaims beneficial ownership of all of the shares referred to in this note (4).

(5) Mr. Hoaglin also served as a Director of the Company from 1986 to 1989.

(6) Includes 900 shares as to which Mrs. Hoaglin shares voting and investment power.

(7) Includes 4,200 shares owned by Mrs. Lake as to which Dr. Lake shares voting and investment power.

(8) The amount shown in the table excludes 250 shares held in a trust of which Mrs. Walston is trustee and 150 shares owned by Mr. Walston's adult children. Mr. Walston disclaims beneficial ownership of all of the shares referred to in this note (8).

(9) The amount shown in the table excludes 8,124 shares held in a trust of which Mrs. Walter is trustee. Mr. Walter disclaims beneficial ownership of all of the shares referred to in this note (9).

(10) The amount shown in the table excludes 789 shares owned by Mr. Watson's adult son. Mr. Watson disclaims beneficial ownership of all of the shares referred to in this note (10).

                  BOARD OF DIRECTORS AND DIRECTORS' COMMITTEES

     During 1998, a total of five regularly scheduled meetings of the Board of Directors and a total of six meetings of all standing Directors' Committees were held. All Directors attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and of the total number of meetings held by the respective committees on which they served.

     The Board of Directors has four committees: (1) an Audit Committee, whose present members are Peter B. Lake (Chairman), William A. Calhoun and James R. Watson; (2) a Salary Committee, whose present members are Thomas E. Hoaglin (Chairman), Peter B. Lake and John A. Walter; (3) a Pension Committee, whose present members are James R. Watson (Chairman), Peter B. Lake and William A. Calhoun; and (4) a Nominating Committee, whose present members are William A. Calhoun (Chairman), Thomas E. Hoaglin and John A. Walter.

     The Audit Committee held two meetings in 1998. Its principal functions included reviewing the arrangement and scope of the audit, considering comments made by the independent accountants with respect to the need to improve internal controls, considering corrective action taken by management, reviewing internal accounting procedures and controls with the Company's financial and accounting staff, and reviewing non-audit services provided by the independent accountants.

     The Salary Committee held one meeting during 1998. Its principal function was to determine the salaries of the elected officers of the Company, subject to approval by the Board of Directors.

     The Pension Committee held two meetings in 1998. Its principal function was to monitor and assist in the investment of the assets connected with the Company's pension plan.

     The Nominating Committee held one meeting during 1998. Its principal function was to identify, evaluate and recommend individuals for nomination as new members of the Board of Directors.

     The Nominating Committee has adopted procedures by which to consider suggestions from shareholders for Director nominees. Any shareholder wishing to propose a candidate should deliver a typewritten or legible hand written communication to the Company's Corporate Secretary. The submission should provide detailed business and personal biographical data about the candidate, and include a brief analysis explaining why the individual is well-qualified to become a Director nominee. All recommendations will be acknowledged by the Corporate Secretary and promptly referred to the Nominating Committee for evaluation.

     Directors who are employees of the Company do not receive any compensation for service as Directors. Each Non-Employee Director received a fee for each of the Board of Directors meetings attended. The fee was $2,000 for meetings held during 1998. No fees were paid, however, for attendance at committee meetings. Effective May 22, 1997, the Board of Directors adopted a Non-Employee Directors' Compensation Plan. Under the Plan, as additional compensation for regular services to be performed as a Director, an automatic award of 500 Common Shares (from the Company's treasury) will be made on each July 1 (through 2006) to each Non-Employee Director then serving on the Board. The award of 500 Common Shares made on July 1, 1998 had a market value of $9,125.

                      SHAREHOLDINGS BY EXECUTIVE OFFICERS*

                                                            SHARED VOTING
                                            SHARES OWNED         AND
       NAME AND PRINCIPAL POSITION          BENEFICIALLY   INVESTMENT POWER
       ---------------------------          ------------   ----------------
Kenneth E. Dudley                              2,527            2,527
  Treasurer
Robert E. Kirkendall                           8,279              -0-
  Secretary and
  Assistant Treasurer

---------------

     *The table sets forth information received from the executive officers as of February 1, 1999, and all amounts represent less than 1% of the outstanding shares. The shareholdings of Messrs. J. C. Gorman, J. S. Gorman and J. A. Walter are included under the caption "Election of Directors".

     The Company and National City Bank (Cleveland, Ohio), as administrator of the Company's Employee Stock Purchase Plan and as agent of the Company's Dividend Reinvestment Service (the

"Plans"), entered into a Distribution Agreement dated as of October 1, 1997 to establish a procedure to sell certain Common Shares held in the Company's treasury to the Plans. On October 23, 1997, the Securities and Exchange Commission declared effective a registration statement filed by the Company in respect of the Distribution Agreement. The registration statement, among other things, permits the Company for a two-year period (ending October 28, 1999, unless extended) to sell up to 100,000 Common Shares held in its treasury to the Plans at a per share price equal to the average of the high and low sales prices of Common Shares on the American Stock Exchange on the nearest trading date before the date of sale. The Company will receive all of the proceeds from the sale of the registered Common Shares and will use such proceeds for working capital purposes. A number of the executive officers are participants in the Plans. National City Bank acts as the transfer agent and registrar for the Common Shares.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information pertaining to the beneficial ownership of the Company's Common Shares as of February 1, 1999 by James C. Gorman and as of December 31, 1998 by each other person known to the Company to own beneficially more than five percent of the outstanding Common Shares.

                                                                      NUMBER           PERCENT OF
                                                                    OF SHARES          OUTSTANDING
       NAME AND ADDRESS                 TYPE OF OWNERSHIP             OWNED              SHARES
       ----------------                 -----------------           ---------          -----------
James C. Gorman                 Sole voting and investment power       411,129             4.79%
  305 Bowman Street             Shared voting and investment power     304,060             3.54%
  Mansfield, Ohio 44903
                                                                    ----------            -----
                                TOTAL                                  715,189             8.33%

Bank One Corporation            As trustee with sole voting power      436,787             5.09%
  One First National Plaza      As trustee with sole investment        352,077             4.10%
                                power
  Chicago, Illinois             As trustee with shared voting              -0-               --
                                power
  60670                         As trustee with shared investment       84,710              .98%
                                  power
                                                                    ----------            -----
                                TOTAL                                  436,787(1)(2)       5.09%

                                                                      NUMBER           PERCENT OF
                                                                    OF SHARES          OUTSTANDING
       NAME AND ADDRESS                 TYPE OF OWNERSHIP             OWNED              SHARES
       ----------------                 -----------------           ---------          -----------
Pioneering Management           As investment adviser with sole        513,457             5.98%
  Corporation                   voting power
  60 State Street               As investment adviser with sole        513,457             5.98%
  Boston, Massachusetts         investment power
  02109                         As investment adviser with shared          -0-               --
                                voting power
                                As investment adviser with shared          -0-               --
                                investment power
                                                                    ----------            -----
                                TOTAL                                  513,457(1)          5.98%

All Directors and Executive                                          1,157,494(3)         13.48%
  Officers as a group
  (10 persons)

---------------

(1) This figure represents the aggregate amount of Common Shares beneficially owned. Of the aggregate amount, however, some shares are subject to sole voting power but shared or no investment power, and some shares are subject to sole investment power but shared or no voting power. Consequently, the sum of this column does not equal the aggregate amount shown.

(2) The Company, the fiduciary of the Company's Individual Profit Sharing Retirement Plan and Bank One Trust Company, N.A., Mansfield, Ohio (as trustee) entered into a Distribution Agreement dated as of December 1, 1997 to establish a procedure to sell certain Common Shares held in trust to the Plan. On March 2, 1998, the Securities and Exchange Commission declared effective a registration statement filed by the Company on behalf of Bank One Trust Company, N.A., Mansfield, Ohio (as trustee) in respect of the Distribution Agreement. The registration statement, among other things, permits Bank One Trust Company, N.A., Mansfield, Ohio (as trustee) for a three-year period (ending March 2, 2001, unless extended) to sell up to 100,000 Common Shares to the Plan at a per share price equal to the average of the mean between the high and low sales prices of the Common Shares on the American Stock Exchange on the nearest trading dates before and after the date of sale. The Company will receive none of the proceeds from the sale of the registered Common Shares.

    Banc One Corporation owns all of the outstanding capital stock of Bank One Trust Company, N.A., Mansfield, Ohio, the selling shareholder, and Bank One Trust Company, N.A., Columbus, Ohio, the fiduciary of the Plan. The Company also utilizes various commercial banking services of Bank One N.A., Mansfield, Ohio, another affiliate of Banc One Corporation.

(3) Includes 429,756 shares as to which voting and investment power are shared.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996 of those persons who were, at December 31, 1998, (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM            ALL OTHER
                                      ANNUAL COMPENSATION(1)(2)            COMPENSATION       COMPENSATION(3)
                                  ----------------------------------   --------------------   ---------------
                                                                         STOCK   LONG-TERM
                                                                       OPTIONS/  INCENTIVE
                                  YEAR    SALARY     BONUS    OTHER      SARS     PAYOUTS
NAME AND PRINCIPAL POSITION       ----    ------     -----    -----      ----     -------
Jeffrey S. Gorman...............  1998   $150,000   $83,000   $1,456      -0-       -0-           $1,280
  President and Chief Executive   1997    128,333    62,000    1,356      -0-       -0-            1,267
  Officer (effective May 1,
  1998);                          1996    122,000    58,000    1,356      -0-       -0-            1,267
  Senior Vice President (until
  May 1, 1998); General Manager,
  Mansfield Division
James C. Gorman.................  1998    120,000    21,000      156      -0-       -0-              565
  Chairman                        1997    160,000    40,000      156      -0-       -0-              640
                                  1996    160,000    40,000      156      -0-       -0-              801
Kenneth E. Dudley...............  1998    102,667    34,000    1,464      -0-       -0-            1,105
  Treasurer                       1997     98,667    31,350    1,464      -0-       -0-            1,022
                                  1996     95,000    27,400    1,464      -0-       -0-              950
Robert E. Kirkendall............  1998..   91,833    28,000    1,381      -0-       -0-              833
  Secretary and                   1997     88,333    24,800    1,381      -0-       -0-              687
  Assistant Treasurer             1996     84,500    21,700    1,381      -0-       -0-              645
John A. Walter..................  1998     87,966    45,125       68      -0-       -0-              364
  President and Chief             1997    179,667    90,250    1,204      -0-       -0-              960
  Executive Officer               1996    168,167    79,000    1,404      -0-       -0-            1,425
  (retired May 1, 1998)

---------------

(1) The Company sponsors The Gorman-Rupp Company Individual Profit Sharing Retirement Plan ("401(k) Plan"). Substantially all the employees of the Company, including the executive officers and the employees of Patterson Pump Company (a wholly owned subsidiary), are eligible to participate in the 401(k) Plan. Each participant in the 401(k) Plan may make before-tax contributions to the Plan of up to 10% of compensation, but not in excess of the maximum annual amount permitted by the Internal Revenue Code. The maximum annual amount for each of 1998 and 1999 is $10,000. Before-tax contributions made to the 401(k) Plan qualify for deferred tax treatment under Section 401(k) of the Code. The Company makes matching contributions on a monthly basis for each participant who is an employee on the last day of the month equal to 20% of the first 4% of the participant's before-tax contributions made during the month. The participant's before-tax contributions and the Company's matching contributions are nonforfeitable, but are subject to special nondiscrimination tests imposed by the Code. If the tests are not satisfied, contributions by or for highly compensated employees are reduced. Each participant (or the beneficiary of a deceased participant) receives the full amount allocated to a participant's account upon any termination of the participant's employment. During 1998, a total of $1,463,310, consisting of both participant before-tax contributions and Company matching contributions, was allocated to participants' accounts under the 401(k) Plan, including an aggregate amount of $35,793 to the accounts of the executive officers which is included in the compensation shown in the table. The amounts allocated during 1998 to the accounts of the executive officers named in the table are as follows: Mr. Walter ($4,008); Mr. J. C. Gorman ($3,388); Mr. J. S. Gorman ($10,880); Mr. Dudley ($10,774);
    and Mr. Kirkendall ($6,743).

(2) The pension plan in which the Company's executive officers participate is a defined benefit plan covering substantially all employees of the Company and Patterson Pump Company; and the amounts of contributions or accruals applicable to the individual participants therein cannot be readily calculated. The aggregate contributions made to such plan for the benefit of the Company's executive officers amount to approximately 3% of the total contributions made on behalf of all participants covered by the plan.

    In general, a participant's monthly benefit under the pension plan is determined by multiplying 1.1% of his final average monthly compensation by the number of his credited years and months of service. A participant's final average monthly compensation is one-twelfth of the average annual compensation of the participant for the last 10 years of the participant's employment with the Company (or Patterson Pump Company) or, if less than 10, for his actual years of such employment. The compensation covered by the pension plan for 1998 is identical to the compensation set forth in the table, except that the plan does not cover profit-sharing bonuses or amounts labeled "other" in the table received by any executive officer, as well as, effective as of November 1, 1994 (and adjusted for 1999), any compensation in excess of $160,000. However, compensation covered by the pension plan does include any before-tax contributions made by the participant to the 401(k) Plan. The benefit amounts applicable to each individual participant are not subject to any deduction for Social Security benefits or other offset amounts.

    As of November 1, 1998, the executive officers had the following number of credited full years of service under the Company's pension plan: Mr. Walter-38; Mr. J.C. Gorman-49; Mr. J.S. Gorman-20; Mr. Dudley-42; and Mr. Kirkendall-20. As of November 1, 1998, the estimated annual benefits payable at age 65 upon retirement to Messrs. Walter, Gorman, Gorman, Dudley and Kirkendall are $63,139, $82,143, $24,728, $40,471 and $17,028, respectively.
    Mr. J.C. Gorman is age 74 and is active as an officer of the Company. As required by law, because he is over age 70 1/2, he receives payments from the pension plan. Those payments totaled $73,224 in 1998.

(3) Amounts contributed by the Company on behalf of the named executives to the 401(k) Plan.

                        PENSION AND RETIREMENT BENEFITS

     The following table shows the estimated annual benefits under the Company's pension plan which would have been payable to employees in various compensation classifications upon retirement in 1998 at age 65 after selected periods of service.

  FINAL AVERAGE
   ANNUAL PAY
   AT AGE 65*     10 YEARS  20 YEARS  30 YEARS  40 YEARS
  -------------   --------  --------  --------  --------
    $ 25,000      $ 2,750   $ 5,500   $ 8,250   $11,000
      50,000        5,500    11,000    16,500    22,000
      75,000        8,250    16,500    24,750    33,000
     100,000       11,000    22,000    33,000    44,000
     125,000       13,750    27,500    41,250    55,000
     150,000       16,500    33,000    49,500    66,000

---------------

     *Effective as of November 1, 1994 (and adjusted for 1999), compensation in excess of $160,000 is not taken into account under the pension plan.

               SALARY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Under the supervision of the Salary Committee of the Board of Directors, the Company has developed compensation policies which seek to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's senior managers with those of its shareholders. In addition to these goals, annual base salaries are generally set somewhat below competitive levels so that the Company relies to a large degree on annual incentive compensation to retain corporate officers and other key employees of outstanding abilities and to motivate them to perform to the full extent of their abilities. The incentive compensation is closely tied to corporate, business unit and individual performance in a manner that encourages a long and continuing focus on building profitability and shareholder value.

     Based on evaluation of these factors, the Committee believes that the senior management of the Company is dedicated to achieving improvements in long-term financial performance and that the compensation policies the Committee administers have contributed to achieving this management focus.

     Compensation for each of the Named Officers, as well as other senior executives, consists of a base salary and annual incentive compensation or profit sharing. The base salaries are fixed at levels somewhat below the competitive amounts paid to senior managers with comparable qualifications, experience and responsibilities at other companies engaged in the same or similar businesses as the Company. The annual incentive compensation is more closely tied to the Company's success in achieving significant financial and non-financial performance goals. The Committee considers the total compensation of each of the Named Officers and the other senior executives in establishing the elements of compensation.

     In the early part of each fiscal year, the Committee reviews with the Chief Executive Officer and approves, with modifications considered appropriate, an annual salary for the Company's senior executives (other than the Chief Executive Officer). Salaries are developed under the ultimate direction of the Chief Executive Officer based upon industry and national surveys and performance judgments as to the past and expected future contributions of the individual senior executives. The Committee independently reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectation as to his future contributions in leading the Company and its businesses.

     At the beginning of each year, performance objectives for purposes of determining annual profit sharing are established for each business unit based upon operating earnings. At the end of each year, performance against these objectives is determined by an arithmetic calculation. In determining the profit sharing in 1998 for other eligible employees, including the Named Officers, the Committee reviews with the Chief Executive Officer executive management's recommendations based on individual performance. The results of these evaluations are considered by the Salary Committee and the Board of Directors when determining the amounts to be awarded as profit sharing (which appear as "Bonus" in the Summary Compensation Table on page 11).

     The Committee believes that its past awards of performance have successfully focused the Company's senior management on building continued profitability and shareholder value.

     The foregoing report has been furnished by members of the Salary Committee.


     /s/ DR. PETER B. LAKE            /s/ THOMAS E. HOAGLIN             /s/ JOHN A. WALTER
-------------------------------  -------------------------------  -------------------------------
       Dr. Peter B. Lake                Thomas E. Hoaglin                 John A. Walter
                                            Chairman

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the American Stock Exchange Market Value Index and a Peer Group Index for the period of five fiscal years commencing January 1, 1994 and ending December 31, 1998. The issuers in the Peer Group Index were selected on a line-of-business basis by reference to SIC Code 3561--Pumps and Pumping Equipment. The Peer Group Index is composed of the following issuers:
Ampco-Pittsburgh Corp., Flowserve Corp., Graco Inc., Haskel International, Inc., Idex Corp., Met-Pro Corp., Robbins & Myers Inc., Roper Industries Inc. and Sundstrand Corp., in addition to the Company.

                        COMPARISON OF 5-YEAR CUMULATIVE
                                  TOTAL RETURN
                         AMONG THE GORMAN-RUPP COMPANY,
                               AMEX MARKET INDEX
                              AND PEER GROUP INDEX

                                                   THE GORMAN-RUPP CO.          PEER-GROUP INDEX           AMEX MARKET INDEX
                                                   -------------------          ----------------           -----------------
'1993'                                                   100.00                      100.00                      100.00
'1994'                                                   106.12                       94.25                       88.33
'1995'                                                    95.20                      120.86                      113.86
'1996'                                                    86.93                      148.09                      120.15
'1997'                                                   139.23                      198.70                      144.57
'1998'                                                   114.02                      171.17                      142.61

                    - ASSUMES $100 INVESTED ON JAN. 1, 1994
                         - ASSUMES DIVIDEND REINVESTED
                       - FISCAL YEAR ENDING DEC. 31, 1998

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (PROPOSAL NO. 2)

     A proposal will be presented at the Meeting to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent public accountants for the Company during the year ending December 31, 1999. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions. Although such ratification is not required by law, the Board of Directors believes that shareholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants would be considered by the Directors in determining whether to continue the engagement of Ernst & Young LLP.

     THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                              GENERAL INFORMATION

     The Company's 1998 annual report to shareholders, including financial statements, is being mailed concurrently with this Proxy Statement to all shareholders of the Company.

     The cost of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telecopy by a few officers or regular employees of the Company. No separate compensation will be paid for the solicitation of proxies, although the Company may reimburse brokers and other persons holding Common Shares in their names or in the names of nominees for their expenses in sending proxy material to the beneficial owners of such Common Shares.

     Any proposal by a shareholder intended to be presented at the 2000 annual meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy of the Company relating to such meeting on or before November 19, 1999.

                                 OTHER BUSINESS

     Financial and other reports will be submitted to the Meeting, but it is not intended that any action will be taken in respect thereof. The Board of Directors is not aware of any matters other than those referred to in this Proxy Statement which might be brought before the Meeting for action, but if any such other matters should arise, it is intended that the persons appointed as proxy holders will vote or act thereon in accordance with their own judgment.

     You are urged to date, sign and return your proxy promptly. For your convenience, enclosed is a self-addressed return envelope requiring no postage if mailed in the United States.

                                       By Order of the Board of Directors

                                       ROBERT E. KIRKENDALL
                                       Secretary and Assistant Treasurer

March 19, 1999

            THE GORMAN-RUPP COMPANY
            305 Bowman Street - Mansfield, Ohio 44903
            -----------------------------------------
                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                   THE BOARD OF DIRECTORS
                The undersigned hereby appoints James C. Gorman, Robert E.
            Kirkendall and Jeffrey S. Gorman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of The Gorman-Rupp Company Common Shares held of record on March 10, 1999 by the undersigned at the Annual Meeting of the shareholders to be held on April 22, 1999, or at any adjournment thereof, as follows:

            THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 1.

NOMINEES FOR            1. ELECTION OF DIRECTORS
DIRECTORS:                Fixing the number of Directors at 8 and electing                           WITHHOLD
JAMES C. GORMAN           all nominees listed (except as marked to the contrary                      AUTHORITY
WILLIAM A. CALHOUN        below)                                                                  to vote for all
JEFFREY S. GORMAN         (INSTRUCTION: To withhold authority                             FOR     nominees listed
THOMAS E. HOAGLIN         to vote for any individual nominee, write his name below.)      [ ]                [ ]
DR. PETER B. LAKE
W. WAYNE WALSTON
JOHN A. WALTER
JAMES R. WATSON

            --------------------------------------------------------------------

            THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSAL NO. 2.

                   2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP as        FOR        AGAINST      ABSTAIN
                      independent public accountants                                 [ ]          [ ]          [ ]

                         (Sign and date on other side)












                          (Continued from other side)

PROXY      3. In their discretion, the Proxies are authorized to vote upon such
 COMMON        other business as may properly come before the Meeting.
 SHARES
            WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            Please sign exactly as your name appears below. If signing as ---------------------------------------- attorney, executor, administrator, trustee or
                                                     guardian, please give full
                                                     title as such; and if
                                                     signing for a corporation,
                                                     please give your title.
                                                     When shares are in the
                                                     names of more than one
                                                     person, each should sign.

                                                     Date:_______________ , 1999

                                                     ---------------------------

                                                     ---------------------------
                                                     Signature of Shareholder(s)

      [ ] Please check this box if you plan to attend the Meeting.